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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                         Commission File Number 1-9601

      Date of Report (date of earliest event reported): February 15, 2008


                          K-V PHARMACEUTICAL COMPANY
            (Exact name of registrant as specified in its charter)

               DELAWARE                                 43-0618919
    (State or other jurisdiction of        (I.R.S. Employer Identification No.)
    incorporation or organization)

         2503 SOUTH HANLEY ROAD
          ST. LOUIS, MISSOURI                             63144
(Address of principal executive offices)                (Zip Code)


                                (314) 645-6600
             (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     / / Written communications pursuant to Rule 425 under the Securities Act. / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
     / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act.
     / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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ITEM  2.02        RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On February 15, 2008, K-V Pharmaceutical Company (the "Company") issued a press release reporting its consolidated results of operations for the 2007 fiscal year ended March 31, 2007. The results have been delayed due to the previously reported investigation by a special committee of independent members of the Board of Directors into the Company's former stock option grant practices. The Company is nearing completion of work to restate financial results for certain periods in connection with the previously announced stock option investigation. In addition to the fiscal 2007 results, the Company also included the following items with today's release:

     o   restated consolidated results for fiscal years 2005 and 2006;
     o   balance sheets as of March 31, 2007 and March 31, 2006 (as restated);
     o a reconciliation of the income statements as restated for fiscal years 2005 and 2006 and the income statements as originally reported; and
     o a reconciliation of the year-end 2006 balance sheet as restated compared to the year-end 2006 balance sheet as originally reported.

         The press release also reported the Company's preliminary, unaudited revenue results for its fiscal 2008 third quarter ended December 31, 2007.

         A copy of that press release is furnished as an exhibit to this report and is incorporated herein by reference.

         The information in this Item 2.02, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. K-V
Pharmaceutical Company has posted this Form 8-K on its internet website at www.kvpharmaceutical.com.


ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

         As previously reported, NYSE Regulation, Inc. ("NYSE Regulation") granted a trading extension to the Company through February 15, 2008 for the Company's securities, subject to ongoing reassessment. The extension was required under the exchange's rules because the Company has been delayed in filing its fiscal 2007 Annual Report on Form 10-K due to the previously reported stock option investigation.

         In addition, the Company has not been able to file its June 30 (as amended), September 30 and December 31, 2006 Form 10-Q's, its June 30, September 30 and December 31, 2007 10-Q's, or a proxy statement for its 2007 annual stockholders' meeting. The Company expects to have resolved all outstanding issues needed to file its annual report on Form 10-K for the year ended March 31, 2007 and to complete its fiscal 2007 filings and restatements of previously reported results for the fiscal years 1996-2006 by March 31, 2008. The Company is diligently working to complete these filings, and will make such filings as soon as possible.


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         On February 6, 2008, the Company advised NYSE Regulation that the finalization of its financial statements for the fiscal year ended March 31, 2007 and the accompanying audit were ongoing, and that the Company was not prepared to file its 2007 Annual Report on Form 10-K by February 15, 2008 and requested a further trading extension through March 31, 2008. On February 15, 2008, NYSE Regulation granted the Company's request for a further trading extension for the Company's securities through March 31, 2008, subject to ongoing reassessment.


ITEM  9.01        FINANCIAL STATEMENTS AND EXHIBITS.

                  (d) The following exhibit is furnished as part of this report:

                  Exhibit Number              Description
                  --------------              -----------

                       99 Press Release dated February 15, 2008, issued by K-V Pharmaceutical Company.

                                 *     *     *



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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 19, 2008

                                     K-V PHARMACEUTICAL COMPANY


                                     By: /s/ Richard H. Chibnall
                                        -------------------------------------
                                        Richard H. Chibnall
                                        Vice President, Finance



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